Private and ConfidentialESCROW AGREEMENT This Escrow Agreement (“Agreement”) is entered into as of June 10, 2026, among Crestone Air Partners, LLC, a Delaware limited liability company (the “Purchaser”), Dirk-Jan Smit, an individual and a resident of the Netherlands as agent and true and lawful attorney in fact of the Seller Indemnitors (the “Securityholders’ Agent”) and Bank of Utah, a Utah corporation, as escrow agent (the “Escrow Agent”). The Purchaser and the Securityholders’ Agent may be individually referred to as a “Party” and collectively as the “Parties”. This Agreement is being entered into in connection with the execution of a Share Purchase Agreement dated as of March 8, 2026 among the Purchaser, Arena Aviation Partners B.V., the Sellers and the Securityholders’ Agent, including that certain Addendum dated as of the date hereof (as amended or supplemented from time to time, the “Sale and Purchase Agreement”). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Sale and Purchase Agreement. In consideration of the payments herein provided for and the mutual agreements of the parties herein contained, the parties hereto agree as follows: SECTION 1 THE ESCROW ACCOUNTS 1.01 Escrow Accounts. The Escrow Agent has established two trust accounts at Bank of Utah (each, an “Escrow Account” and collectively, the “Escrow Accounts”): (a) an account designated as the “Indemnity Escrow Account,” and (b) an account designated as the “Tax Matters Escrow Account.” 1.02 Indemnity Escrow Account. All deposits by the Purchaser or the Sellers in the Indemnity Escrow Account shall be made by wire transfer of immediately available funds to: [***] 1.03 Tax Matters Escrow Account. All deposits by the Purchaser in the Tax Matters Escrow Account shall be made by wire transfer of immediately available funds to: [***] SECTION 2 THE ESCROW DEPOSITS 2.01 Indemnity Escrow Deposit. At or promptly after the Closing, the Purchaser shall promptly deposit into the Indemnity Escrow Account the amount of $750,000 (the “Indemnity Escrow Deposit”) in cash as set forth in the Sale and Purchase Agreement. All products and proceeds earned with respect to the Indemnity Escrow Deposit, including all interest, dividends, gains and other income earned with respect thereto (or interest payments, or property exchanged therefore) (collectively, the “Indemnity Escrow Funds”) shall be retained by the Escrow Agent and promptly reinvested in the Indemnity Escrow Funds and shall become part of the Indemnity Escrow Funds; and shall be disbursed as part of the Indemnity Escrow Funds in accordance with the terms and conditions of this Agreement. 2.02 Tax Matters Escrow Deposits. Following the Closing, the Purchaser may from time to time deposit funds into the Tax Matters Escrow Account in such amounts as determined by the Purchaser in accordance with the Sale and Purchase Agreement (each such deposit, a “Tax Matters Escrow Deposit” and collectively, the “Tax Matters Escrow Deposits”). No deposit shall be required to be made into the Tax Matters Escrow Account at the Closing. All products and proceeds earned with respect to the Tax Matters Escrow Deposits, including all interest, dividends, Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential, or because disclosure would constitute a clearly unwarranted invasion of personal privacy. Information that was omitted has been noted in this document with a placeholder identified by the mark ‘[***].’

2 gains and other income earned with respect thereto (or interest payments, or property exchanged therefore) (collectively, the “Tax Matters Escrow Funds”) shall be retained by the Escrow Agent and promptly reinvested in the Tax Matters Escrow Funds and shall become part of the Tax Matters Escrow Funds; and shall be disbursed as part of the Tax Matters Escrow Funds in accordance with the terms and conditions of this Agreement. 2.03 Escrow Funds Uses. The Indemnity Escrow Funds and the Tax Matters Escrow Funds (collectively, the “Escrow Funds”) (i) shall not be subject to any lien, trustee process, judicial process, or attachment by any creditor of any Party and shall not be available to any creditor of the Escrow Agent, (ii) shall not be used by, the Escrow Agent or any of its affiliates to set off any amount owed by any Party to the Escrow Agent in any other capacity, and (iii) shall be held and disbursed solely for the purpose and in accordance with the terms of this Agreement. SECTION 3 INVESTMENT 3.01 Account Type. The Escrow Agent shall hold the Indemnity Escrow Deposit in the Indemnity Escrow Account and the Tax Matters Escrow Deposits in the Tax Matters Escrow Account, each insured by the Federal Deposit Insurance Corporation to the applicable limits, and will continue to do so until this Agreement terminates or until released as provided in Section 4 herein. Each Escrow Account is an interest bearing Bank of Utah, or affiliate, money market or treasury account. 3.02 Indemnity Escrow Account Interest. All interest, or other income earned under this Agreement with respect to the Indemnity Escrow Account, shall be allocated to the Purchaser and reported by the Escrow Agent to the Internal Revenue Service (“IRS”), or other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Indemnity Escrow Deposit by the Purchaser, whether or not said income has been distributed during such year. 3.03 Tax Matters Escrow Account Interest. All interest, or other income earned under this Agreement with respect to the Tax Matters Escrow Account, shall be allocated to the Purchaser and reported by the Escrow Agent to the IRS, or other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Tax Matters Escrow Deposits by the Purchaser, whether or not said income has been distributed during such year. 3.04 Withholding. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit such taxes to the appropriate authorities. SECTION 4 DISBURSEMENT 4.01 Disbursements. Upon either (a) disbursement instructions signed by both the Securityholders’ Agent and the Purchaser or (b) a final non-appealable order, decision or judgment of any court of competent jurisdiction directing the release of all or a portion of the Escrow Funds which may be issued, together with (i) a certificate executed by an Authorized Representative of the prevailing party, to the effect that such order is final and non-appealable and from a court of competent jurisdiction having proper authority and (ii) the written payment instructions executed by an Authorized Representative of the prevailing party, to effectuate such order in the form attached hereto as Appendix A (the “Disbursement Instructions”), the Escrow Agent is authorized and directed to send a wire transfer of immediately available funds from the applicable Escrow Account to the Securityholders’ Agent or the Purchaser, as applicable, pursuant to such

3 Disbursement Instructions, promptly, but in any event within two (2) business days after the Disbursement Instruction is received by the Escrow Agent 4.04 Authorized Representatives. The authorized persons to provide Disbursement Instructions to the Escrow Agent are (the “Authorized Representatives”): (1) for Purchaser: Name: Title: Address: Email: Telephone: Callan Jorgensen AVP Fund Administration 4500 Cherry Creek Drive South, Suite 200, Denver, Colorado 80246 [***] [***] And (2) for Securityholders’ Agent: Name: Address: Email: Telephone: Dirk-Jan Smit [***] [***] [***] 4.03 Notice. Any instructions, directions or notices required to be delivered hereunder to the Escrow Agent and any notice required to be delivered to the other parties hereto (a) shall be in writing, (b) may be delivered by hand delivery, reputable overnight courier, email, or via pdf copy, and (c) may be executed in one or more counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same instrument. All notices to the Escrow Agent shall be addressed as follows: If to the Escrow Agent If to the Purchaser: Bank of Utah 50 South 200 East Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Services Email: corptrust@bankofutah.com Telephone: (801) 924-3690 Crestone Air Partners, LLC Kevin Milligan Chief Executive Officer 4500 Cherry Creek Drive South, Suite 200 Denver, Colorado 80246 [***] [***] If to the Securityholders’ Agent Dirk-Jan Smit [***]

4 [***] Telephone: [***] SECTION 5 INDEMNIFICATION 5.01 Indemnification. The Parties hereby agree to severally (and not jointly) indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as Escrow Agent hereunder, except as caused by the Escrow Agent’s bad faith, fraud, gross negligence or willful misconduct or, in the case of the handling of funds, negligence, including the legal costs and expenses incurred by the Escrow Agent in bringing an interpleader action and defending itself against any claim or liability in connection with its performance hereunder. The terms of this Section 5 shall survive the termination of this Agreement and, with respect to claims arising in connection with Escrow Agent’s duties while acting as such, the resignation or removal of the Escrow Agent. SECTION 6 THE ESCROW AGENT 6.01 The Escrow Agent shall not be responsible for the genuineness, validity, sufficiency or collectability of funds or documents deposited hereunder or any description of property or other thing therein, and shall not be required to determine the existence of any fact or decide any questions of law. It shall not be liable in any respect on the account of identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, paper or funds, its duties hereunder being limited to the safekeeping of such funds, instruments or other documents received by it as Escrow Agent, and for the delivery of the same in accordance with this Agreement. 6.02 In accepting any funds, securities or documents delivered hereunder it is agreed and understood between the Parties that the Escrow Agent will not be called upon to construe any contract or instrument deposited herewith, and shall be required to act in respect to the deposit herein made only upon the joint consent in writing, of the Parties and in the failure of such agreement or consent, it reserves the right to hold any money in its possession, and all papers in connection with or concerning this escrow, until a mutual agreement in writing has been reached between all of said parties and delivered to it or until delivery is legally authorized and ordered by final judgment or decree of a court of competent jurisdiction; and in case the Escrow Agent obeys or complies with any judgment, order or decree of a court of competent jurisdiction, it shall not be liable to any of the Parties nor to any other person, firm or corporation by reason of such compliance, notwithstanding any such judgment, order or decree be subsequently reversed, modified, annulled, set aside or vacated. 6.03 The Escrow Agent, as part of the consideration for the acceptance of this escrow, will not be liable for (i) any acts or omissions done in good faith, nor for any claims, demands or losses, nor for any damages made or suffered by any party to this escrow, except such as may arise through or be caused by its gross negligence or willful misconduct; or (ii) special or consequential damages, even if the Escrow Agent has been advised of the possibility of such damages. 6.04 The Escrow Agent's fee in the amount of [***] and expenses shall paid by the Purchaser at the closing. In addition, the Escrow Agent shall be entitled to reasonable compensation, to be paid by the Purchaser including attorney’s fees and expenses for unusual circumstances or in the event it is necessary to seek an order by a court, it may employ attorneys for the reasonable

5 protection of the escrow property and of itself and shall have the right to reimburse itself (for the Purchaser’s share of any such expenses or fees) out of any funds in its possession to which the Purchaser has title for costs, expenses, attorney’s fees and its compensation and shall have a lien on all money, documents or property held in escrow to which the Purchaser has title to cover the same. Upon request by any Party, the Escrow Agent shall provide such Party with written confirmation of (a) the amounts held by the Escrow Agent in each Escrow Account, and (b) any unpaid fees and expenses then due and owing (if any) to the Escrow Agent. 6.05 This Agreement shall terminate on the first to occur of (a) the distribution of all of the amounts in both Escrow Accounts in accordance with this Agreement or (b) delivery to the Escrow Agent of a written notice of termination executed jointly by the Purchaser and the Securityholders’ Agent. 6.06 It is further understood and agreed between the Parties that this Agreement is the only contract between the Escrow Agent and the Parties with respect to the subject matter herein and that same supersedes any other contract with reference to this Agreement, in so far as the Escrow Agent is concerned, and that the Escrow Agent may rely absolutely hereon to the exclusion of any and all other agreements between the Parties with respect to the subject matter herein. 6.07 This Agreement may be executed in multiple counterparts, each of which shall constitute an original, all of which, taken together, shall constitute one and the same instrument. 6.08 This Agreement shall be governed by and construed in accordance with the law of the State of New York. 6.09 The Escrow Agent undertakes to perform only such duties expressly set forth herein, which shall be deemed purely ministerial in nature, and shall under no circumstances be deemed a fiduciary for any of the parties to this Agreement, and on implied duties of obligation shall be read into this Agreement against the Escrow Agent. In acting herein, the Escrow Agent shall not be liable for any act done or omitted to be done, by it in the absence of bad faith, fraud, gross negligence or willful misconduct. 6.10 The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. 6.11 The Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel. 6.12 The Escrow Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein, except as caused by the Escrow Agent’s bad faith, fraud, gross negligence or willful misconduct. 6.13 In the event that any portion of the Escrow Deposit shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole

6 discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated. 6.14 The Escrow Agent shall report to the IRS, as of each calendar year-end, all income earned from the investment of any sum held in each Escrow Account against the party to whom such income is allocated pursuant to Section 3 hereof, whether or not said income has been distributed during such year, as and to the extent required by law. Any tax returns required to be prepared and filed will be prepared and filed by the party responsible therefore, with the IRS in all years income is earned, whether or not income is received or distributed in any particular tax year, and Escrow Agent shall have no responsibility for the preparation and/or filing of any tax return with respect to any income earned by the Escrow Accounts. [remainder of page intentionally left blank]

[Signature Page to Escrow Agreement – Project Geppetto] This Escrow Agreement has been executed by the parties hereto as of the date set forth above. PURCHASER Crestone Air Partners, LLC By: _____________________________ Name: Kevin Milligan Title: Chief Executive Officer SECURITYHOLDERS’ AGENT ________________________________ Dirk-Jan Smit ESCROW AGENT BANK OF UTAH By: _____________________________ Name: Title: Docusign Envelope ID: 2ECE2EDD-50E3-87C4-839B-D046A86F5D90

[Signature Page to Escrow Agreement – Project Geppetto] This Escrow Agreement has been executed by the parties hereto as of the date set forth above. PURCHASER Crestone Air Partners, LLC By: _____________________________ Name: Title: SECURITYHOLDERS’ AGENT ________________________________ Dirk-Jan Smit ESCROW AGENT BANK OF UTAH By: _____________________________ Name: Title: Docusign Envelope ID: 32C38DAD-8FFB-8F31-80CC-A63F591C29AE

This Escrow Agreement has been executed by the parties hereto as of the date set forth above. PURCHASER Crestone Air Partners, LLC By: ------------- am e: Kevin Milligan Title: Chief Executive Officer SECURITYHOLDERS' AGENT Dirk-Jan Smit ESCROW AGENT BANK.OF UTAH By: ------------- Name: Title: Michael Arsenault Senior Vice President [Signature Page to Escrow Agreement - Project Geppetto] [***]

APPENDIX A DIRECTIONS TO ESCROW AGENT TO DISBURSE Reference is made to the [Indemnity] [Tax Matters] Escrow Deposit in the amount of $____________________, being held in the [Indemnity] [Tax Matters] Escrow Account pursuant to the Escrow Agreement dated [___], 2026, among Crestone Air Partners, LLC, as Purchaser, Dirk-Jan Smit, as Securityholders’ Agent and Bank of Utah, as Escrow Agent (the “Escrow Agent”). The undersigned parties hereby direct and authorize the Escrow Agent to disburse the amount of $_______________ held in the [Indemnity] [Tax Matters] Escrow Account by wire transfer as follows: Name and Address of Bank: ABA #: Account Name: Account Number: Dated __________________, 2026. PURCHASER Crestone Air Partners, LLC By: _____________________________ Name: Title: SECURITYHOLDERS’ AGENT ________________________________ Dirk-Jan Smit